     As filed with the Securities and Exchange Commission on June 18, 2019.
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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material under ss. 240.14a-12

                      First Trust Exchange-Traded Fund IV
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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
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     (1) Amount previously paid:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

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IMPORTANT NOTICE REGARDING YOUR INVESTMENT

First Trust Exchange-Traded Fund IV - First Trust SSI Strategic Convertible Securities ETF ("FCVT")

120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

___________________________________________________________________________________

June 13, 2019

Dear Shareholder:

First Trust SSI Strategic Convertible Securities ETF ("FCVT") recently sent to you proxy material regarding the upcoming Special Meeting of Shareholders. Your important proxy voting instructions are needed on a proposal affecting First Trust SSI Strategic Convertible Securities ETF ("FCVT"). The Special Meeting is scheduled to be held on Thursday, June 20, 2019 at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 at 4:00 p.m. Central Time.

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included an additional copy of your proxy card(s) for your convenience. Should you have any questions about the proposals, or about how to vote, please call 1-800-331-5963.

Thank you in advance for your attention to this important matter. Sincerely,

James A. Bowen

Chairman of the Board

___________________________________________________________________________________

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

GRAPHIC OMITTED	1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

GRAPHIC OMITTED	2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

GRAPHIC OMITTED	3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

OBO 13551